WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 EXHIBIT 99.1 FOR IMMEDIATE RELEASE Investor Relations Contact: Dominic C. Canuso (302) 571-6833 December 13, 2018 dcanuso@wsfsbank.com Media Contact: Jimmy A. Hernandez (302) 571-5254 jhernandez@wsfsbank.com WSFS and Beneficial Announce Retail Banking Office Optimization Plan All Beneficial and WSFS Associates assigned to consolidating retail banking offices will be retained within WSFS’ Retail franchise; $32 million in savings from the Retail Banking Office Optimization Plan to be reinvested into a top-tier physical and digital servicing platform. WILMINGTON, Del. – WSFS Financial Corporation (Nasdaq: WSFS) (“WSFS”) and Beneficial Bancorp, Inc. (Nasdaq: BNCL) (“Beneficial”), jointly announced a retail banking office optimization plan that aligns with the previously reported intent to merge Beneficial Bank into WSFS Bank. The plan includes the consolidation of 25% of the combined Beneficial and WSFS retail banking offices due to an overall decline in branch transactional activity, Customers’ rapid adoption and usage of digital services, geographic overlap and optimization opportunities. To continue delivering on its mission of “We Stand For Service” amidst evolving Customer expectations, WSFS also committed to reinvest an incremental $32 million of the estimated cost savings from the retail office optimization plan into a five-year transformational investment in technology and delivery systems to create a top-tier physical and digital servicing platform that will significantly enhance Customer experiences across all business lines. Teams from both institutions conducted an extensive analysis of the combined franchise to study market overlap, transaction trends, space considerations, cost of ownership, business opportunities, the brand experience, visibility from high-traffic roadways, and the accessibility of each location. WSFS leveraged this due diligence to determine that it will consolidate 14 Beneficial and 11 WSFS retail banking offices of the combined network. WSFS also plans to sell five additional retail banking offices located on the outer edges of the combined core footprint. Most closures will occur at the conversion of Beneficial Bank into WSFS Bank, which is expected to occur in August 2019. Eighty percent (80%) of the consolidating retail offices are less than three miles from remaining locations, including nearly a third that are less than a mile away. WSFS is offering jobs to all Beneficial and WSFS team members of the consolidating banking offices within the Retail Division of WSFS Bank. WSFS will also raise the minimum wage across the combined organization to WSFS’ current minimum of $15 an hour. The planned combination and ongoing delivery transformation will make WSFS the largest, premier, longest-standing, locally-headquartered community bank for the Greater Delaware Valley with approximately $13 billion in assets and growing.

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 “We have worked quickly, but diligently, on our plan to combine our two institutions, which included identifying the retail space that will best help us deliver top-tier quality services and solutions for Customers across the Delaware Valley,” said Rodger Levenson, WSFS’ Executive Vice President and Chief Operating Officer, who will become President and Chief Executive Officer on January 1, 2019. “This retail banking office optimization initiative and our planned technology reinvestment, combined with a larger balance sheet and an intimate knowledge of the market, affirms our unique position to fill a long-standing gap between big banks and smaller community banks in the Philadelphia- Camden-Wilmington MSA.” WSFS has posted on its website the 25 retail banking offices that are slated to consolidate as part of the retail banking office optimization plan. WSFS will begin communicating these consolidations and other merger-related information to Beneficial and WSFS Customers in the first quarter of 2019 after the combination receives regulatory approval and the deal closes. ### About WSFS Financial Corporation WSFS Financial Corporation is a multi-billion dollar financial services company. Its primary subsidiary, WSFS Bank, is the longest-standing and largest locally-managed bank and trust company headquartered in Delaware and the Delaware Valley. As of September 30, 2018, WSFS Financial Corporation had $7.2 billion in assets on its balance sheet and $19.7 billion in assets under management and administration. WSFS operates from 77 offices located in Delaware (46), Pennsylvania (29), Virginia (1) and Nevada (1) and provides comprehensive financial services including commercial banking, retail banking, cash management and trust and wealth management. Other subsidiaries or divisions include Christiana Trust, Christiana Trust of DE, WSFS Wealth Investments, WSFS Wealth Client Management, Cypress Capital Management, LLC, West Capital Management, Powdermill Financial Solutions, Cash Connect®, WSFS Mortgage and Arrow Land Transfer. Serving the Delaware Valley since 1832, WSFS Bank is one of the ten oldest banks in the United States continuously operating under the same name. For more information, please visit wsfsbank.com. About Beneficial Bancorp, Inc. Beneficial is a community-based, diversified financial services company providing consumer and commercial banking services. Its principal subsidiary, Beneficial Bank, has served individuals and businesses in the Delaware Valley area since 1853. The Bank is the oldest and largest bank headquartered in Philadelphia, Pennsylvania, with 61 offices in the greater Philadelphia and South New Jersey regions. Equipment leasing services are offered through Beneficial Equipment Leasing Corporation, which is a wholly owned subsidiary of the Bank, and Neumann Finance Company, which is a majority owned subsidiary of the Bank. For more information about the Bank and Beneficial, please visit www.thebeneficial.com.

WSFS Bank Center 500 Delaware Avenue, Wilmington, Delaware 19801 Forward-Looking Statements This press release contains estimates, predictions, opinions, projections and other “forward- looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact WSFS expects its proposed acquisition of Beneficial to have on the combined entity’s operations, financial condition, and financial results, and WSFS’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies WSFS expects to realize as a result of the proposed acquisition. The forward-looking statements also include predications or expectations of future business or financial performance as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of WSFS and Beneficial) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in WSFS’s share price before closing, that the businesses of WSFS and Beneficial will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom WSFS or Beneficial have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of WSFS common stock to be issued in the transaction, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of WSFS and Beneficial. We refer you to the “Risk Factors” section of the joint proxy statement/prospectus and to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of WSFS’s Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Beneficial for the year ended December 31, 2017 and any updates to those risk factors set forth in WSFS’s and Beneficial’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by WSFS and Beneficial with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on WSFS, Beneficial or their respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither WSFS nor Beneficial undertakes any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise.